SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2005

TEXLAND DRILLING PROGRAM-1981, LTD.

(Exact Name of Registrant)

Texas

(State or other jurisdiction of incorporation or organization)

Commission File Number 2-71865

75-1791491

(IRS Employer Identification Number)

777 Main Street, Suite 3200, Fort Worth, Texas 76102

(Address of Executive Offices)

Registrant’s Telephone Number (817) 336-2751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

(a)	On May 4, 2005, the accounting firm of Weaver and Tidwell L.L.P., was engaged as independent auditors for the fiscal year ending December 31, 2004. During the most recent year and subsequent interim periods, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope or procedures between the Registrant and its’ previous independent auditor, Weinstein Spira & Company P.C.

(b)	A letter from Weinstein Spira & Company P.C. to the Securities and Exchange Commission stating that it agrees with the above statements is attached as an exhibit.

(c)	The report of Weinstein Spira & Company P.C. on the Registrant’s financial statements as of and for the year ended December 31, 2003 did not contain an adverse, qualified or disclaimer of opinions.

(d)	On May 4, 2005, the Registrant engaged Weaver and Tidwell, L.L.P. as its independent auditors for the fiscal year ending December 31, 2004. At no time preceding May 4, 2005 has the Registrant (or anyone on behalf of the Registrant) consulted with Weaver and Tidwell L.L.P. on matters regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

16. Letter, dated May 10, 2005 from Weinstein Spira & Company P.C. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 10, 2005.

TEXLAND DRILLING PROGRAM-1981, LTD. Registrant

By	/s/ M. E. Chapman
M. E. Chapman, Vice President – Finance
Texland Petroleum, L.P.

By	/s/ R. J. Schumacher
R. J. Schumacher, Vice President
Texland Petroleum, L.P.

By	/s/ J. N. Namy
J. N. Namy, President & C.E.O.
Texland Petroleum, L.P.

By	/s/ J. H. Wilkes
J. H. Wilkes, President & C.O.O.
Texland Petroleum, L.P.

EXHIBIT INDEX

No.	Description

16	Letter dated May 10, 2005 from Weinstein & Spira Company P.C. to the Securities and Exchange Commission

3